                              [As Filed With the
                      Securities and Exchange Commission
                             On December 19, 1998]

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ]      Soliciting Materials Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          BFX HOSPITALITY GROUP, INC.
               (Name of Registrant as Specified In Its Charter)

                          BFX HOSPITALITY GROUP, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ......................................................................
     2)   Aggregate number of securities to which transaction applies:

          ......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ......................................................................
     4)   Proposed maximum aggregate value of transaction:

          ......................................................................
     5)   Total fee paid:


          ..................................

[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ......................................................................
     2)   Form, Schedule or Registration Statement No.:

          ......................................................................
     3)   Filing Party:

          ......................................................................
     4)   Date Filed:

          ......................................................................

                          BFX HOSPITALITY GROUP, INC.

                         226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                (817) 332-4761


Dear Fellow Stockholder,

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of BFX Hospitality Group, Inc., a Delaware corporation (the "Company" or "BFX"), to be held in the Longhorn Room of the Stockyards Hotel, Main Floor, 109 East Exchange Avenue, Fort Worth, Texas on February 12, 1998, at 10:00 o'clock a.m. (C.D.T.) (including any adjournment or postponement thereof, the "Annual Meeting").

     At the Annual Meeting, you will be asked (i) to elect three members to the Company's Board of Directors (the "Board") to serve for three-year terms expiring in 2001; (ii) to vote on the approval of the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN; and (iii) to transact such other business as may properly come before the Annual Meeting.

     Details of the items of business scheduled for the Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. In order for the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN to be approved, it must receive the favorable vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

     We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention will be greatly appreciated.



                                 Very truly yours,


                                 Robert H. McLean
                                 Chief Executive Officer

                          BFX HOSPITALITY GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               February 12, 1998

TO THE STOCKHOLDERS:

     The Annual Meeting of the Stockholders of BFX Hospitality Group, Inc. (the "Company" or "BFX") will be held in the Longhorn Room of the Stockyards Hotel, Main Floor, 109 East Exchange Avenue, Fort Worth, Texas on Thursday, February 12, 1998, at 10:00 o'clock a.m. (C.D.T.) (including any adjournment or postponement thereof, the "Annual Meeting"), for the following purposes:

     1. To elect three members to the Board of Directors of the Company (the "Board") to serve for three-year terms expiring in 2001;

     2. To vote on the approval of the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN;

     3. To transact such other business as may properly come before the Annual Meeting.

     The Board has fixed the close of business on December 31, 1997 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

     To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. In order for the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN to be approved, it must receive the favorable vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID, RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. YOUR PROMPT ATTENTION IS APPRECIATED.


                                 By Order of the Board of Directors,


                                 Robert Korman
                                 Chief Financial Officer, Vice President,
                                 Treasurer and Secretary


Fort Worth, Texas
Dated January 12, 1998

                          BFX HOSPITALITY GROUP, INC.
                         226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                (817) 332-4761
                             ____________________

                                PROXY STATEMENT

                                      For

                        ANNUAL MEETING OF STOCKHOLDERS
                                 to be held on
                               February 12, 1998
                              ___________________

                                GENERAL MATTERS


TIME, DATE AND PLACE

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of BFX Hospitality Group, Inc., a Delaware corporation (the "Company" or "BFX"), for use at the Annual Meeting of Stockholders, including any adjournment or postponement thereof (the
"Annual Meeting").   The Annual meeting will be held at 10:00 o'clock a.m.
(C.D.T.) on Thursday, February 12, 1998 in the Longhorn Room of the Stockyards Hotel, Main Floor, 109 East Exchange Avenue, Fort Worth, Texas.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, stockholders of the Company will be asked (i) to elect three members to the Board of Directors to serve for three-year terms expiring in 2001, (ii) to vote on the approval of the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN; and (iii) to transact such other business as may properly come before the Annual Meeting.


RECORD DATE, VOTING SECURITIES AND QUORUM

     The Board has fixed the close of business on December 31, 1997 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. This Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders on or about January 12, 1998.

     Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting. As of the Record Date, there were 5,590,228 shares of Common Stock outstanding and entitled to vote. The Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors for the meeting. The presiding officer of the meeting will appoint two independent election judges to count votes at the Annual Meeting. One of the two judges shall be a representative of the Company's Registrar and Transfer Agent. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. The persons named as proxies with respect to the Annual Meeting may propose and vote for one or more adjournments of the Annual Meeting to permit further solicitation of proxies in favor of the proposals; provided, however, that no proxy which is voted against any of the proposals will be voted in favor of any such adjournment or postponement.

VOTE REQUIRED

     The Company's Bylaws provide that the majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. The Company's Bylaws further provide that in all matters other than the election of Directors, the affirmative vote of the majority of shares, present in person or represented by proxy at the meeting and entitled to vote on the subject matter,
shall be the act of the shareholders.    As a result, in order for the BFX
HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN to be approved, it must receive the favorable vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting. With respect to the election of Directors, the Company's Bylaws provide that a plurality of the votes cast by the holders of shares entitled to vote and represented, in person or by proxy, at an annual meeting shall be the act of the shareholders. If a shareholder abstains from voting by not attending the Annual Meeting in person or by proxy, the effect of that abstention would be to reduce the number of shares present at the Annual Meeting for the purposes of determining whether a quorum exists. After a quorum is found to exist, abstentions by those represented in person or by proxy at the meeting and "broker non-votes" are treated as failures to vote. Since Director nominees are elected by a plurality of the votes cast, an abstention or "broker non-vote" has no effect upon the outcome of an election. The Company's Bylaws are consistent with Delaware corporate law; therefore, the effect of abstentions and broker non-votes is the same under either.


PROXIES

     Shares of Common Stock which are represented by properly executed proxy cards received by the Company at or prior to the Annual Meeting, and not duly and timely revoked, will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares of Common Stock so represented FOR all listed nominees for director, and FOR the approval of the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN.

     The Board is not currently aware of any other matters which are to be presented at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named on the proxy card for the Common Stock will vote according to their best judgment.

     Any holder of Common Stock has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company, by a duly executed proxy bearing a later date, or by voting by ballot at the Annual Meeting.

     All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders, will be paid by the Company. Additional solicitation of holders of Common Stock by mail, telephone, telegraph or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. The Company has retained Beacon Hill Partners, Inc. to assist it in connection with the solicitation of proxies. In connection therewith, the Company will pay Beacon Hill Partners, Inc. $3,000 plus expenses. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     The Company's Certificate of Incorporation provides that the Company's Board shall be divided into three classes, as nearly equal in size as possible, each of which is to serve for a term of three years.

     The nominees for Director are Bruno V. D'Agostino, John M. Edgar, and Robert H. McLean. The nominees have been nominated for reelection by the Board to serve for a three-year term expiring in 2001. The nominees are currently serving as Directors and have consented to serve for the new term.

     The following table reflects the name and age of each nominee, the position and office with the Company currently held by the nominee, the period of service as Director of the Company, and the term for which such nominee will serve, if elected.


                                 POSITION HELD                    TERM TO
NOMINEE'S NAME              AGE  WITH THE COMPANY  DIRECTOR SINCE EXPIRE
--------------              ---  ----------------  -------------- -------

Bruno V. D'Agostino          55  Director          December 1991     2001

John M. Edgar                54  Director          September 1987    2001

Robert H. McLean             56  Director,         January 1981      2001
                                 Chief Executive
                                 Officer

  To be elected as a Director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the Annual Meeting. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of each nominee named herein as a Director of the Company. If any nominee becomes unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. The management of the Company has no reason to doubt the availability of each nominee to serve and no reason to believe that each nominee will be unavailable or unwilling to serve if elected to office. To the knowledge of management, each nominee intends to serve the term for which election is sought.

Business Experience. The following is a brief summary of the business experience of each of the nominees for election as a Director and of each of the continuing Directors for the past five years.

   NOMINEES

  BRUNO V. D'AGOSTINO served from 1978 to 1987 as Senior Vice President of Benjamin Thompson & Associates, a firm specializing in marketplace architecture. In August 1987, Bruno D'Agostino became a founding partner of D'Agostino Izzo Quirk Architects, and he continues to serve in that capacity, directing urban design projects throughout the United States. Mr. D'Agostino received a B.A. degree in Architecture from the University of Cincinnati in 1964, and a Masters degree in Architecture and Urban Design from Harvard University in 1969.

  JOHN M. EDGAR has been engaged in the private practice of law in Kansas City, Missouri since 1968. Mr. Edgar is currently the managing partner of the Kansas City office of the law firm of Bryan Cave LLP, and a member of such firm's Management Committee. Mr. Edgar received a B.S. degree in Business Administration and Accounting from the University of Kansas in 1965, and a J.D. degree, with honors, from the University of Missouri at Kansas City in 1968.

  ROBERT H. McLEAN co-founded the Company in 1980 and served as the Chairman of the Board, President and Chief Executive Officer of the Company from February 1989 to April 1997. Since April 1997, Mr. McLean has served as Chief Executive Officer of the Company. Mr. McLean received a B.B.A. in Business Administration from the University of Texas at Austin in 1963 and a L.L.B. from the University of Texas School of Law in 1966.

  RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

  INFORMATION REGARDING CONTINUING DIRECTORS

  The following table reflects the name and age of each of the continuing Directors whose terms are not expiring, including the name and age of each continuing Director, the positions and offices with the Company currently held by each continuing Director, the period of service as a Director of the Company, and the year in which such continuing Directors' terms will expire.


                              POSITION HELD                             TERM TO
DIRECTOR'S NAME          AGE  WITH THE COMPANY       DIRECTOR SINCE     EXPIRE
---------------          ---  ----------------       --------------     -------

H. T. Hunnewell           70  Director                    January 1981      1999
Hampton Hodges            60  Director                    December 1980     2000
Jean-Claude Mathot        53  Director, President, Chief  April 1997        1999
                               Operating Officer
Walter D. Rogers, Jr.     53  Director                    February 1995     2000
Russell J. Sarno          62  Director                    May 1984          1999
Alan Tremain, O.B.E.      62  Director, Chairman of the   April 1997        2000
                               Board

Business Experience. The following is a brief summary of the business experience of each of the continuing Directors for the past five years.

   CONTINUING DIRECTORS

  HAMPTON HODGES serves as President of Cottonwood Properties, a commercial real estate company located in Paris, Texas and has been engaged in personal investments since 1985. Mr. Hodges received a Bachelor of Science degree from the United States Military Academy at West Point in 1961.

  H. T. HUNNEWELL serves as President of Twin Montana, Inc., an oil and gas exploration and development company located in Graham, Texas. Mr. Hunnewell received a B.S. degree in Petroleum Engineering and a B.S. degree in Geology from Texas A&M University in 1950.

  JEAN-CLAUDE MATHOT served as Executive Vice President of Hotels of Distinction, Inc. from 1974 to 1992 and as its President and Chief Operating Officer 1992 to April 1997. Mr. Mathot has served as President and Chief
Operating Officer of the Company since April, 1997.   Mr. Mathot received a
business degree from the Brussels University School of Business in 1966. Mr. Mathot received a fellowship in 1970 to the Culinary Institute of America at Hyde Park, New York.

  WALTER D. ROGERS, JR. served as President of Current Technology, Inc. from May 1992 until June, 1997 when the company was sold to Danaher Corporation. Since June, 1997 Mr. Rogers has continued to serve as President of Current Technology, Inc. Mr. Rogers served as Executive Vice President of CTI from October 1990 to May 1992 and served as Vice President of the Company between March 1988 and October 1990. Mr. Rogers received a B.S. degree in Business Administration and Accounting from the University of Alaska in 1972.

  RUSSELL J. SARNO, since January 1, 1995, has served as President of Flo Control, Inc., a California corporation and manufacturer of specialty fluid control devices located in Burbank, California. For ten years prior to January 1, 1995, Mr. Sarno served as President of Flo Control, Inc., a Delaware corporation and at the time, a wholly owned subsidiary of the Company.

  ALAN TREMAIN, O.B.E., founded Hotels of Distinction, Inc., a hotel management company, in 1974 and served as its President from 1974 to 1992 and as its Chairman of the Board from 1992 to April, 1997. Mr. Tremain has served as Chairman of the Board of the Company since April, 1997. Prior to organizing Hotels of Distinction, Inc., Mr. Tremain developed and opened restaurants for ARA Services in several cities in the United States and Canada. On March 8, 1988, the Queen of England bestowed upon Mr. Tremain the Order of the British Empire ("O.B.E."), one of the highest honors in the British Empire, at investiture ceremonies at Buckingham Palace. It recognizes Mr. Tremain's contribution to British-

American commerce and to his role of leadership in the international hospitality industry. Mr. Tremain is a director of Florida International University School of Hospitality Management and is a director of the China Fund, Inc., a New York Stock Exchange listed fund investing in China.

   Relationships. There is no family relationship between any of the Directors of the Company.

   Meetings and Committees. In fiscal year 1997, the Board of Directors of the Company met eight times with six of the meetings being regularly scheduled and two of the meetings being special meetings. All of the Directors serving on the Board during such period attended at least 75% of the meetings held while each served as a Director during fiscal year 1997.

  The Board of Directors does not have a standing Nominating Committee and during the 1997 fiscal year did not have a standing Compensation Committee. Beginning in the 1998 fiscal year, the Board of Directors has a standing Compensation Committee comprised of John M. Edgar, Walter D. Rogers, Jr., and Russell J. Sarno.

  The Audit Committee composed of the following Directors:  Hampton Hodges, H.
T. Hunnewell and John M. Edgar met on April 22, 1997 to discuss the results from the fiscal 1996 audit. On May 16, 1997, the Audit Committee was changed to be comprised of Bruno V. D'Agostino, Walter D. Rogers Jr. and Russell J. Sarno. The Audit Committee generally assists the Board of Directors in fulfilling its responsibilities relating to the Company's accounting policies, financial reporting practices, and communication with the independent accountants. The members of the Audit Committee are selected at the regularly scheduled meeting of the Board of Directors immediately following each Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS

  For the 1997 fiscal year the outside members of the Board of Directors were issued shares of Common Stock in addition to cash compensation for director's fees. As a result, Mr. D'Agostino, Mr. Edgar, Mr. Hodges, Mr. Hunnewell and Mr. Sarno, as non-employee Directors, each received 10,000 shares of the Company's Common Stock and $5,000 cash compensation. Mr. Rogers, as a non-employee Director, received 5,000 shares of the Company's Common Stock. The Company also allows the outside members to participate in the Company's group health plan. Currently, Mr. Hodges is the only outside director to participate at a cost to the Company of approximately $4,500 in fiscal 1997. The Company reimburses the Directors for expenses in connection with meetings.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company, their respective ages, positions held, and tenure with the Company are as follows:

                            POSITION HELD                       OFFICER OF THE
OFFICER'S NAME          AGE WITH THE COMPANY                    COMPANY SINCE
--------------          --- ----------------                    --------------
Alan Tremain, O.B.E.    62  Chairman of the Board of                 1997
                              Directors
Robert H. McLean        56  Chief Executive Officer and              1985
                              Director
Jean-Claude Mathot      53  President, Chief Operating Officer       1997
                              and Director
Robert Korman           50  Vice President, Chief Financial          1982
                              Officer, Treasurer and Secretary
Frank J. Milan          42  Vice President of BFX Holdings,          1994
                              Inc.; President of Cat's Meow, Inc.
Terry Kearney           36  Vice President of BFX Holdings,          1997
                              Inc.

  Business Experience of Executive Officers. Information concerning the business experience of Messrs. Tremain, McLean and Mathot is provided under "Proposal No. 1 - Election of Directors" on page 4 herein.

  ROBERT KORMAN, a Certified Public Accountant, has served as Vice President, Treasurer, and Chief Financial Officer of the Company since February 1989. Mr. Korman served as the Treasurer of the Company from December 1982 to February 1989. Mr. Korman was elected as the Secretary of the Company in February 1994.

  FRANK J. MILAN has served as a Vice President of BFX Holdings, Inc. since April 1994. From 1989 to April 1994, Mr. Milan served as an executive director of Entertainment Centers of America, Inc. Previously, Mr. Milan was a director of operations or general manager for several large entertainment complexes including Dallas Alley and Billy Bob's Texas.

  TERRY KEARNEY has served as Vice President of BFX Holdings, Inc. since February 1997. From August 1994 to February 1997, Mr. Kearney was general manager of Lucile's, A Stateside Bistro, a subsidiary of the Company. From 1993 to 1994, Mr. Kearney was general manager of Buffalo Cantina in Minneapolis, Minnesota and thereafter food and beverage director of Minneapolis Entertainment Company, Inc. From 1988 to 1993, Mr. Kearney was a general manager in Minneapolis, Minnesota with Strang Management Company, a franchisee of Applebee's International.

  Terms of Office; Relationship. The officers of the Company are elected annually by the Board of Directors of the Company at the Annual Meeting of Directors held immediately following each Annual Meeting of Stockholders, or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer or agent elected or appointed by the Board of Directors of the Company may be removed by the Board of Directors whenever, in its judgment, the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

  There are no family relationships among the executive officers of the Company. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.


                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid or accrued by the Company and its subsidiaries for services rendered during the last three fiscal years to
(i) the Company's Chief Executive Officer, and (ii) each of the most highly compensated executive officers of the Company whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM COMPENSATION
                                                                                        --------------------------------------------


                                                 ANNUAL COMPENSATION                           AWARDS                   PAYOUTS
                                                 -------------------                    -------------------         ----------------


           (a)                  (b)       (c)         (d)            (e)              (f)           (g)        (h)          (i)
                                                                    OTHER         RESTRICTED
                                                                    ANNUAL           STOCK       OPTIONS/      LTIP      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY(A)    BONUS(A)     COMPENSATION     AWARDS (C)       SAR'S     PAYOUTS    COMPENSATION

------------------------------------------------------------------------------------------------------------------------------------

Robert H. McLean               1997   $250,000     850,000(O)       506,000(J)           --      300,000          --   2,730(B)
Chief Executive Officer        1996    250,000     175,000               --              --      200,000          --   4,500(B)
                               1995    250,000      75,000               --        $140,650(D)   300,000          --   4,500(B)


James Hillyer(N)               1997    147,000          --          100,000(P)           --      150,000(L)       --     --
                               1996     90,000          --               --              --           --          --     --



Robert Korman                  1997    125,000     137,500     112,200(J)            --               --          --   2,730(B)
Chief Financial Officer,       1996    125,000      50,000          --               --           10,000          --   4,500(B)
Vice President,                1995    125,000      40,000          --           13,750(G)       100,000          --   2,171(B)
Treasurer and Secretary

Walter D. Rogers, Jr(M).       1997    116,667          --     887,000(J)(K)         --               --          --   2,730(B)
                               1996    175,000     100,000          --           16,880(E)        50,000          --   4,500(B)
                               1995    148,333      90,000          --           56,890(F)       100,000          --   2,730(B)

Frank J. Milan                 1997    100,000      20,000          --           20,000(I)            --          --      --
Vice President of              1996     80,000      10,000          --           16,880(E)         5,000          --      --
BFX Holdings, Inc.             1995     72,000      10,000          --           14,380(H)        25,000          --      --

------------------------

(A) The amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B) Contributions by the Company to its 401(k) Profit Sharing Plan on behalf of the named executive officer.

(C) As of September 30,1997 the executive officers listed below own in aggregate 180,000 shares of Restricted Stock. The aggregate value of these shares, based on the market price of the Company's Common Stock at the close of the 1997 fiscal year (September 30, 1997), is $709,200. All of the shares are fully vested. The Company has never paid dividends and has no intention to do so in the foreseeable future. However, if the Company ever declares and pays dividends on its common stock, this stock will be entitled to receive such dividends.

(D) Represents 50,000 shares of the Company's Common Stock issued in February 1995 and 50,000 shares of the Company's common stock issued in August 1995.

(E)    Represents 10,000 shares of the Company's Common Stock issued in January
       1996.

(F) Represents 10,000 shares of the Company's Common Stock issued in February 1995 and 30,000 shares of the Company's Common Stock issued in August 1995.

(G) Represents 10,000 shares of the Company's Common Stock issued in February 1995.

(H)    Represents 10,000 shares of the Company's Common Stock issued in August
       1995.

(I)    Represents 10,000 shares of the Company's Common Stock issued in October
       1996.

(J) Represents compensation received as a result of the exercise of options. See Transactions With Management And Others.

(K) On June 3, 1997, the Company sold its electrical product segment, Current Technology, Inc. (CTI), to Danahar Corporation. In connection with the sale, the Company paid to Walter D. Rogers, Jr., then president of CTI and a director of the Company, $500,000 pursuant to the terms of a Letter Agreement dated Feburary 2, 1995. In addition the Company paid to Mr. Rogers $250,000 pursuant to the terms of a Letter Agreement dated Feburary 14, 1997, as consideration for agreeing to include non-competition and non-disclosure provisions in his employment agreement with Danaher Corporation.

(L) Represents the renewal of options granted to Mr. Hillyer in 1996 pursuant to the acquisition of Cabo, The Original Mix-Mex Grill.

(M) Mr. Rogers terminated his employment with the Company on June 3, 1997 concurrently with the close of the sale of Current Technology, Inc. to Danahar Corporation. Mr. Rogers remains a director of the Company.

(N) Mr. Hillyer terminated his employment with the company effective October 31, 1997. Mr. Hillyer remains a consultant to the Company.

(O) Includes a bonus of $600,000 paid to Mr. McLean on January 2, 1998. See Directors Report on Compensation.

(P) Represents a $50,000 payment made in January, 1997 and a $50,000 payment made in August, 1997, in connection with design services for two Cabo, The Original Mix Mex Grill locations.

OPTIONS GRANTED

  The following table sets forth the options granted during the last completed fiscal year to (i) the Company's Chief Executive Officer, and (ii) each of the most highly compensated executive officers whose cash compensation exceeds $100,000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------
                                              PERCENT OF                                  POTENTIAL REALIZABLE
                                              TOTAL                                       VALUE AT ASSUMED ANNUAL
                                              OPTIONS/SAR'S                               RATES OF STOCK PRICE
                            NUMBER OF         GRANTED                                     APPRECIATION
                            SECURITIES        TO                                          FOR OPTION TERM
                            UNDERLYING        EMPLOYEES
                            OPTIONS/SAR'S     IN              EXERCISE OF
                            GRANTED           FISCAL          BASE PRICE      EXPIRATION      5% ($)       10% ($)
NAME                        (#)               YEAR            ($/SH)          DATE
-----------------------------------------------------------------------------------------------------------------

Robert H. McLean                  300,000             66.67%         3.00     07/01/2002      248,653     549,459
Chief Executive Officer

James Hillyer                     150,000(A)          33.33%         2.25(B)  12/31/1998       93,245     206,047

Robert Korman                          --                --            --             --           --          --
Chief Financial Officer,
Vice President,
Treasurer and Secretary

Walter D. Rogers, Jr.                  --                --            --             --           --          --

Frank J. Milan                         --                --            --             --           --          --
Vice President of
BFX Holdings, Inc.

  (A) Mr. Hillyer received 150,000 options to renew certain options he received in connection with the purchase of Cabo, The Original Mix Mex Grill.

  (B) The excercise price of Mr. Hillyer's options increases to $2.50 on January 1, 1998.



OPTIONS EXERCISED

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 1997 OPTION VALUES

                                                                                  NUMBER OF SHARES     VALUE OF UNEXERCISED
                                                                               UNDERLYING UNEXERCISED  IN-THE-MONEY OPTIONS
                                                                                     OPTIONS AT       AT SEPTEMBER 30, 1997
                              SHARES                                             SEPTEMBER 30, 1997            ($)
                            ACQUIRED ON
NAME                         EXERCISE    VALUE REALIZED ($)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE      UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------

Robert H. McLean                500,000            506,000       300,000             --      281,250               --
Chief Executive Officer

James Hillyer                        --                 --       150,000             --      215,625               --

Robert Korman                   110,000            112,200            --             --           --               --
Chief Financial Officer,
Vice President,
Treasurer and Secretary

Walter D. Rogers, Jr.           150,000            137,000            --             --           --               --

Frank J. Milan                       --                 --        11,000         19,000       26,813           46,313
Vice President of
BFX Holdings, Inc.

BOARD OF DIRECTORS' REPORT ON COMPENSATION

  The following is a report of the Board regarding actions taken with respect to executive compensation during the fiscal year ended September 30, 1997. Please note that the Company does not intend for this information to be incorporated by reference in any previous or subsequent SEC filing by the Company.


                 The Board of Directors' Report on Compensation
                                      for
                         Fiscal Year September 30, 1997

  Compensation policies and annual compensation applicable to the Company's executive officers were the responsibility of and established by the Board of Directors during the Company's last fiscal year. Executive officers who also serve on the Board do not participate in establishing their own compensation. The Board of Directors' overall policy regarding compensation of the Company's executive officers is to provide salary levels and compensation incentives that attract and retain qualified individuals in key positions; that recognize individual performance and the Company's performance; and that support the Company's objective of achieving sustained improvement in its financial condition and operating results. To achieve these objectives, the Company's executive compensation policies integrate annual base compensation with bonuses based on a combination of overall corporate performance and individual initiatives and performance. Annual cash compensation, together with the payment of long term equity based incentive compensation through stock options and other equity based awards, is designed to attract and retain qualified executives and to insure that such executives have a continuing stake in the long term success of the Company. The Board of Directors has access to compensation packages made available to executive officers of competing companies, as well as companies of a similar size and nature, but also uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.

Base Salary:
-----------

  Subject to the provisions of any applicable employment agreements, in fiscal 1997, base salary levels for the Company's executive officers, including the Chief Executive Officer, were competitively set relative to competing companies, as well as companies of a similar size and nature. In determining salaries, the Board of Directors took into account individual experience and performance and specific issues particular to the Company.

Annual Incentive Compensation:
-----------------------------

  Certain Executive officers received cash bonuses based on performance at the discretion of the Board of Directors. Special bonuses were also awarded to certain Executive Officers as a reward for the successful sale by the Company of one of its subsidiaries. These bonuses were in the form of cash, and with respect to the Chief Executive Officer, cash and options.

Stock Option Plan:
-----------------

  There were no options granted during the last fiscal year under the Company's Equity Participation Plan adopted in 1989 or under the Company's Equity Participation Plan of 1996. The Company's Chief Executive Officer was granted options covering 300,000 shares of the Company's common stock as a bonus in connection with the sale of one of the Company's subsidiaries.

CEO Compensation:
----------------

  The fiscal 1997 annual base salary for Mr. McLean, who served as Chief Executive Officer of the Company, was $250,000. This annual base salary was paid pursuant to the terms of an Employment Agreement with Mr. McLean executed as of October 1, 1995. The Board of Directors considered that this salary was within the range of salaries paid to Chief Executive Officers of comparable companies, and that Mr. McLean is a capable and experienced executive who would continue to make substantial contributions to the Company's growth and success. The cash bonuses totaling $850,000 paid to Mr. McLean during fiscal 1997 were based on a combination of objective and subjective factors. These factors included, but were not limited to the successful negotiation and sale by the Company of its subsidiary Current Technology, Inc., which resulted in a significant gain; the waiver by Mr. McLean of his right to convert stock options in the Company's stock into options in Current Technology, Inc., which facilitated the sale of Current Technology, Inc., the significant improvements made in both the net worth and book value of the Company, the successful redirection of the Company into the hospitality business in accordance with its business plan, which included bringing in experienced management; and the successful defense of an apparent takeover attempt which resulted in the repurchase by the Company of 21% of its then outstanding stock at prices below book value. $250,000 in bonuses were actually paid to Mr. McLean in fiscal 1997, and the remaining $600,000 of the bonuses authorized by the Board during fiscal 1997, was paid to Mr. McLean on January 2, 1998. The stock options granted Mr. McLean during fiscal 1997 were also in recognition of the Company's sale of Current Technology, Inc., and were designed to provide incentives for the growth and development of the Company in the hospitality industry, and in furtherance of the Company's policy to encourage and facilitate personal stock ownership by officers and key employees, including the Chief Executive Officer, thus strengthening their commitment to the Company and encouraging a longer term perspective to their responsibilities.

                            THE BOARD OF DIRECTORS

                              Bruno V. D'Agostino
                                 John M. Edgar
                                Hampton Hodges
                                H. T. Hunnewell
                              Jean-Claude Mathot
                               Robert H. McLean
                             Walter D. Rogers, Jr.
                               Russell J. Sarno
                        Alan Tremain, O.B.E., Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During the last fiscal year, Mr. McLean, a director and the Company's Chief Executive Officer, and Walter D. Rogers, Jr., a director of the Company and President of CTI, participated in deliberations of the Board concerning executive officer compensation, except with respect to deliberations concerning their own compensation.

EMPLOYMENT AGREEMENTS

  Mr. McLean has an Employment Agreement with the Company providing for an annual salary of $250,000 and a term of 36 months beginning October 1, 1995 and containing a non-competition provision. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is never less than 24 months, nor more than 36 months. If the Agreement is terminated by BFX without cause or by Mr. McLean for "Good Reason" (as therein defined and hereafter summarized), Mr. McLean is entitled to receive a lump sum payment equal to the salary to be paid to him for the remaining balance of the Employment Agreement term plus accrued bonus and earned but untaken vacation. As used in the Employment Agreement, "Good Reason" means
(i) the election of a member of the Board of Directors without the approval of the election or the nomination for election of the new member by all Board members who were members on October 1, 1995, or their successors, if recommended to succeed such members by all Board members who were members on October 1, 1995, (ii) an adverse change in Mr. McLean's status or position as an executive of the Company, (iii) the taking of any action by the Company that would substantially diminish the aggregate projected value of Mr. McLean's awards under the Company's bonus, stock bonus or management incentive plans or (iv) the taking of any action by the Company that would substantially diminish the aggregate value of the benefits provided to Mr. McLean by the Company under health, dental, accident, disability, life insurance or retirement plans. Mr. McLean also has a Change in Control Agreement, with the same term as his Employment Agreement, which provides that if Mr. McLean's employment with the Company is terminated within two years following a Change in Control of the Company, unless such termination is because of his death or disability or by the Company for cause, Mr. McLean shall be entitled to receive a lump sum payment equal to three times his base amount (as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  Mr. Tremain has an Employment Agreement with the Company providing for an annual salary of $100,000 and an indefinite term beginning April 11, 1997 and containing a non-competition provision. This Employment Agreement may be terminated on 60 days notice without cause, with a lump sum severance payment of $100,000 plus accrued bonuses and earned but untaken vacation payable by BFX.
In the event of permanent disability or death, Mr. Tremain is entitled to the same payment as if it had been a termination without cause. If Mr. Tremain's employment with the Company is voluntarily terminated by Mr. Tremain or is terminated by the Company without cause within 24 months after a Change in Control (as defined below) of the Company, Mr. Tremain shall be entitled to receive a lump sum payment equal to $300,000 plus earned but untaken vacation, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code. If Mr. Tremain's employment is terminated for cause (as defined in the agreement),

Mr. Tremain is entitled to receive only his salary payable through the effective date of termination. Upon any termination of the Employment Agreement other than a termination by Mr. Tremain or a termination by the Company for cause, the Company is obligated, if requested by Mr. Tremain, to purchase from Mr. Tremain any and all shares of Common Stock owned by Mr. Tremain at the date of termination for a price equal to the greater of Mr. Tremain's costs for such Common Stock or the fair market value on the date of termination. In the event Mr. Tremain resigns prior to the first anniversary of his Employment Agreement, the Company may require Mr. Tremain to sell the Company certain shares of Common Stock then held by him.

  Mr. Mathot has an Employment Agreement with the Company providing for an annual salary of $150,000 and an indefinite term beginning April 11, 1997 and containing a non-competition provision. This Employment Agreement may be terminated on 60 days notice without cause, with a lump sum severance payment of $150,000 plus accrued bonuses and earned but untaken vacation payable by BFX.
In the event of permanent disability or death, Mr. Mathot is entitled to the same payment as if it had been a termination without cause. If Mr. Mathot's employment with the Company is voluntarily terminated by Mr. Mathot or is terminated by the Company without cause within 24 months after a Change in Control of the Company, Mr. Mathot shall be entitled to receive a lump sum payment equal to $450,000 plus earned but untaken vacation, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code. If Mr. Mathot's employment is terminated for cause (as defined in the agreement), Mr. Mathot is entitled to receive only his salary payable through the effective date of termination. Upon any termination of the Employment Agreement other than a termination by Mr. Mathot or a termination by the Company for cause, the Company is obligated, if requested by Mr. Mathot, to purchase from Mr. Mathot any and all shares of Common Stock owned by Mr. Mathot at the date of termination for a price equal to the greater of Mr. Mathot's costs for such stock or the fair market value on the date of termination. In the event Mr. Mathot resigns prior to the first anniversary of his Employment Agreement, the Company may require Mr. Mathot to sell the Company certain shares of Common Stock then held by him.

  Mr. Korman has an Employment Agreement with the Company providing for an annual salary of $125,000, with a term of 12 months beginning August 1, 1995. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is always 12 months. Mr. Korman's Employment Agreement also has a change in control provision which provides that if Mr. Korman's employment with the Company is terminated within 24 months following a Change in Control of the Company, unless such termination is because of his death or disability, or by the Company for cause, Mr. Korman shall be entitled to receive a lump sum payment equal to his salary for the remaining balance of his employment term.

  Mr. Milan has an Employment Agreement with BFX Holdings, Inc. ("BFX Holdings") providing for an annual salary of $100,000 with a term of 12 months beginning October 1, 1996. Mr. Milan's Employment Agreement contains a non-competition provision and also has a change in control provision which provides that, as long as at least 51% or more of the stock of BFX Holdings is owned by the Company, if Mr. Milan's employment with BFX Holdings is terminated voluntarily by Mr. Milan, or by BFX Holdings without cause, within 24 months following a Change in Control of the Company, Mr. Milan shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  Mr. Kearney has an Employment Agreement with BFX Holdings, Inc. ("BFX Holdings") providing for an annual salary of $60,000, with a term of 12 months beginning October 1, 1996. Mr. Kearney's Employment Agreement contains a non-competition provision and also has a change in control provision which provides that, as long as at least 51% or more of the stock of BFX Holdings is owned by the Company, if Mr. Kearney's employment with BFX Holdings is terminated voluntarily by Mr. Kearney, or by BFX Holdings without cause, within 24 months following a Change in Control of the Company, Mr. Kearney shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  For purposes of the Employment Agreements and the Change in Control Agreement referred to immediately above, a "Change in Control" is defined as having occurred upon any of the following events (unless the Continuing Board of Directors of Company (as hereinafter defined) determines that the happening of any of the following events in a particular case should not be deemed a Change in Control):

          (i) the acquisition directly or indirectly, by any person (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, of beneficial ownership of securities of Company representing fifteen percent (15%) or more of the combined voting power of Company's then outstanding securities (with the terms used herein and in Sections 13(d) and/or 14(d) of the Securities Exchange Act of 1934, as amended, having the meanings of such terms in such Sections);

          (ii) if the stockholders of Company approve a merger or consolidation, a sale or disposition of all or substantially all of Company's assets or a plan of liquidation or dissolution of Company;

          (iii) the election during any period of twenty-four (24) months or less of a member or members of Company's Board without the approval of the election or nomination for election of such new member or members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or their successors hereunder) by a majority of the members of the Board who were members at the beginning of the period (or their successors hereunder); or

          (iv) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, makes a tender or exchange offer for any shares of Company's outstanding voting securities at any point in time, pursuant to which any such shares are purchased.

  The "Continuing Board of Directors of Company" shall mean (i) the members of Company's Board of Directors in office immediately prior to the Change in Control, excluding any who initiate a Change in Control or are affiliated with one who initiates a Change in Control, and (ii) any subsequent directors who may be selected, nominated or approved by a majority of the other Continuing Board of Directors of Company. The Board has determined, for purposes of the Change in Control provisions described above, that the completion of the Proposed Sale will not constitute a "Change in Control."

STOCK PRICE PERFORMANCE

  The following table compares the total stockholder returns over the last five years to the American Stock Exchange Market Value Index, the S&P Restaurant Industry Group Index and the Multi Industry Group Index. The Company is listed on the American Stock Exchange and during Fiscal 1997 had multiple industries. Since the sale of Current Technology, Inc. the Company has been solely in the food, beverage and hospitality industry. The stockholder return shown below is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET


-----------------------------FISCAL YEAR ENDING--------------------------------

COMPANY                         1992    1993    1994    1995    1996    1997

BFX HOSPITALITY GROUP            100    153.85  200.00  253.85  276.92  484.62
INDUSTRY INDEX                   100    123.65  124.65  153.97  191.94  251.41
BROAD MARKET                     100    117.39  119.64  144.16  150.03  182.45
INDUSTRY INDEX                   100    117.83  117.32  168.24  200.64  204.27


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal 1997 all filing requirements were complied with by its officers, directors and greater than ten-percent beneficial owners with the exception of Mr. Hillyer who late filed a Form 4.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  Pursuant to the terms of their respective Non-Qualified Stock Option Agreements, Robert H. McLean and Robert Korman each had the right to exchange all or a portion of their stock options in the Company for stock options in subsidiaries of the Company, including CTI. In order to facilitate the unencumbered sale of CTI, Messrs. McLean and Korman each voluntarily agreed to relinquish their respective rights without compensation and executed amendments dated February 19, 1997, to their respective Non-Qualified Stock Option Agreements, which deleted the provisions granting them such rights.

  In March 1997, Mr. McLean exercised outstanding stock options to purchase 500,000 shares of the Company's common stock for an aggregate purchase price of $774,000. Pursuant to the terms of his Stock Option Agreement, Mr. McLean executed a Promissory Note in the principal amount of $774,000, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. McLean had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. McLean and the Company, on October 8, 1997 Mr. McLean tendered to the Company 284,430 shares of its common stock owned by Mr. McLean in payment of the principal balance of the Note in the amount of $774,000 and to reimburse the Company for certain taxes paid by the Company on Mr. McLean's behalf in the amount of $400,695. Mr. McLean tendered the shares on October
8, 1997 at a value of $4.13 per share, which was the closing price per share of the Company's common stock on that date. Under the terms of the Agreement between Mr. McLean and the Company, the Company agreed to pay the taxes incurred by Mr. McLean as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also agreed to waive the payment of interest on the Note described above.

  In March 1997, Mr. Korman exercised outstanding stock options to purchase 110,000 shares of the Company's common stock for an aggregate purchase price of $169,400. Pursuant to the terms of his Stock Option Agreement, Mr. Korman executed a Promissory Note in the principal amount of $169,400, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. Korman had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. Korman and the Company dated as of October 8, 1997, and amended as of October 21, 1997, Mr. Korman tendered to the Company 62,824 shares of its common stock owned by Mr. Korman in payment of the principal balance of the Note in the amount of $169,400 and to reimburse the Company for certain taxes paid by the Company on Mr. Korman's behalf in the amount of $90,065.
Mr. Korman tendered the shares at a value of $4.13 per share, which was the closing price per share of the Company's common stock on October 8, 1997.
Under the terms of the Agreement between Mr. Korman and the Company, the Company agreed to pay the taxes incurred by Mr. Korman as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also agreed to waive the payment of interest on the Note described above.

  In March 1997, Mr. Rogers exercised outstanding stock options to purchase 150,000 shares of the Company's common stock for an aggregate purchase price of $247,000. Pursuant to the terms of his Stock Option Agreement, Mr. Rogers executed a Promissory Note in the principal amount of $247,000, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. Rogers had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. Rogers and the Company dated as of October 8, 1997, and amended as October 21, 1997, Mr. Rogers tendered to the Company 52,045 shares of its common stock owned by Mr. Rogers in payment of one-half of the principal balance of the Note in the amount of $123,500 and to reimburse the Company for certain taxes paid by the Company on Mr. Rogers' behalf in the amount of $91,446.00. Mr. Rogers tendered the shares at a value of $4.13 per share, which was the closing price per share of the Company's common stock on October 8, 1997. Under the terms of the Agreement between Mr. Rogers and the Company, the Company agreed to pay the taxes incurred by Mr. Rogers as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also amended the Note described above to (i) extend the due date for the principal sum of $26,500 until February 3, 2000; (ii) extend the due date for the principal sum of $97,000 until September 6, 2001; (iii) eliminate any interest charges prior to maturity; and (iv) provide for the payment of the Note by the delivery of shares of the Company's common stock valued at the greater of book or market value.

  Pursuant to the terms of a Letter Agreement dated February 2, 1995, as a result of the sale of Current Technology, Inc. ("CTI"), Mr. Rogers received $500,000. In addition, as a result of the sale of CTI, Mr. Rogers received a payment of $250,000 from the Company pursuant to the terms of a Letter Agreement dated February 14, 1997, as consideration for agreeing to include noncompetition and nondisclosure provisions in his employment agreement with Danaher-CTI. Mr. Rogers also, by an amendment dated February 19, 1997 to his Non-Qualified Stock Option Agreement, relinquished his rights to exchange all or a portion of his stock options for stock options in subsidiaries of the Company, including CTI.

  The law firm of Bryan Cave LLP provides certain legal services to the Company. John M. Edgar, a director of the Company, is a managing partner of Bryan Cave LLP.

  On April 11, 1997, the Company acquired from Alan Tremain, O.B.E., and Jean-Claude Mathot all of the outstanding stock of Hotels of Distinction, Inc. in exchange for 300,000 shares of the Company's common stock., of which 180,000 shares were issued to Mr. Tremain and 120,000 shares were issued to Jean-Claude Mathot. In connection with the transaction Non-Qualified Stock Option Agreements were entered into with Mr. Tremain and Mr. Mathot, each agreement granting options covering 250,000 shares of the Common Stock at an exercise price of $3 per share, approximately $.25 per share in excess of the fair market value at the date of grant. The options are fully vested and must be exercised, if at all, within five years of the date of grant. The options terminate upon termination of employment by the employee or a termination by the Company for cause.

  In July, 1997, by approval by the Company's Board of Directors, the Company sold the building located at 100 Main Street, Fort Worth, Texas, to a limited partnership controlled by Robert H. McLean, Chief Executive Officer of the Company, for $1,675,000. The average of three appraisals provided by Ben Dyess & Associates, Jerry R. Jones Appraisal Services, and Ferree & Searcy, Inc. was used to determine the fair market value of the building. All appraisers are M.A.I. certified. The Company purchased the building for $1,650,000 and realized a gain of approximately $46,000 upon completion of the sale due in part as a result of depreciation.

                               SECURITY OWNERSHIP

  The following table sets forth information as of December 31, 1997, regarding the beneficial ownership (as defined by the SEC) of Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Executive Compensation Table (see "Executive Compensation"); and (iv) all current directors and executive officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

Name and Address                    Amount and Nature of         Percent
of Beneficial Owner (1)           Beneficial Ownership (2)      of Class
------------------------------  ----------------------------  -------------

Robert H. McLean                                 637,501(3)      10.82%(4)
Alan Tremain, O.B.E.                             530,000(5)       9.07%(6)
Jean-Claude Mathot                               500,000(7)       8.56%(8)
Walter D. Rogers, Jr.                            155,180(9)       2.78%
James Hillyer                                    150,000(10)      2.61%(11)
H. T. Hunnewell                                  138,151          2.47%
Bruno V. D'Agostino                               60,000          1.07%
Robert Korman                                     59,530(12)      1.06%
Hampton Hodges                                    53,000          0.95%
Frank J. Milan                                    42,000(13)      0.75%(14)
Russell J. Sarno                                  27,614          0.49%
John M. Edgar                                     20,040          0.36%
Terry Kearney                                     28,000(15)      0.50%(16)
All current Directors and                      2,251,016(17)     35.12%(18)
  Officers as a group (13 in
  number)
_______________________

  (1) Unless otherwise indicated, the address of the security holders named above is: 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107-1220.

  (2) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares as to which such person has the right to acquire beneficial ownership within 60 days. The number of shares shown represents sole voting and investment power except as otherwise indicated in the footnotes below.

  (3) This figure includes 4,831 shares owned by the Company's Employee Stock Ownership Plan which are voted by Mr. McLean pursuant to such plan, 15,000 shares held in a trust of which Mr. McLean is the trustee and 300,000 shares of Common Stock issuable to Mr.McLean pursuant to non-qualified stock options which are currently exercisable.

  (4) This percentage is calculated including the 300,000 shares covered by stock options owned by Mr. McLean.

  (5) This figure includes 250,000 shares of Common Stock issuable to Mr. Tremain pursuant to non-qualified stock options which are currently exercisable.

  (6) This percentage is calculated including the 250,000 shares covered by stock options owned by Mr. Tremain.

  (7) This figure includes 250,000 shares of Common Stock issuable to Mr. Mathot pursuant to non-qualified stock options which are currently exercisable.

  (8) This percentage is calculated including the 250,000 shares covered by stock options owned by Mr. Mathot.

  (9) This figure includes 2,125 shares which are owned by the Employee Stock Ownership Plan and are voted by Mr. Rogers pursuant to the plan.

  (10) This figure represents 150,000 shares of Common Stock issuable to Mr. Hillyer pursuant to non-qualified stock options which are currently exercisable.

  (11) This percentage is calculated using the 150,000 shares covered by the stock options owned by Mr. Hillyer.

  (12) This figure includes 2,354 shares which are owned by the Employee Stock Ownership Plan and are voted by Mr. Korman pursuant to the plan.

  (13) This figure includes 12,000 shares of Common Stock issuable to Mr. Milan pursuant to employee incentive stock options which are currently exercisable.

  (14) This percentage is calculated including the 12,000 shares covered by the stock options owned by Mr. Milan.

  (15) This figure includes 8,000 shares of Common Stock issuable to Mr. Kearney pursuant to employee incentive stock options which are currently exercisable.

  (16) This percentage is calculated including the 8,000 shares covered by the stock options owned by Mr. Kearney.

  (17) This figure includes the 820,000 shares of the Common Stock issuable pursuant to the stock options described in notes (3), (5), (7), (13), and (15) hereinabove. Mr. Hillyer's options are excluded because he is not a current officer of the Company.

  (18) This percentage is calculated including the 820,000 shares of the Common Stock issuable pursuant to the stock options described in notes (3), (5), (7),
(13), and (15)  hereinabove, and all percentages are rounded to the nearest one-
hundredth of a percent.   Mr. Hillyer's options are excluded because he is not a
current officer of the Company.

  No written or oral agreement or other arrangement exists between any of the above-named individuals or companies and the Company regarding the manner in which the shares of Common Stock owned by each will be voted on any issue or policy affecting the Company.


    PROPOSAL NO. 2 -- BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN

  The Company seeks shareholder approval of the adoption of the BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN (the "PLAN") which was adopted, subject to shareholder approval, by the Board of Directors on December 19,1997. The following description of the PLAN is qualified in its entirety by reference to the copy of the PLAN attached hereto as Exhibit "A".

  The Board of Directors believes that the approval of the PLAN will assist the Company in attracting and retaining qualified key employees and provide an additional incentive for those persons who have substantial responsibility for the management and growth of the Company and its affiliates with an opportunity to obtain and increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates and to improve the Company's performance and enhance long term shareholder value.

  The PLAN will be administered by the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, and shall be comprised of disinterested persons or outside Directors. The PLAN shall have a ten year duration. Individuals who shall be eligible to receive awards are those key employees of the Company or any of its affiliates as the Committee shall determine from time to time. The number of shares of stock to be granted to an employee shall be determined by the Committee.

  The total number of shares of stock that may be granted under the PLAN shall be 200,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any employee under the PLAN during each Plan year is 25,000 shares. The maximum number of shares subject to restrictive stock awards which may be granted to any employee under the PLAN during each Plan year is 25,000 shares. The maximum number of shares subject to performance share awards which may be granted to any employee during each Plan year is 25,000 shares. The shares of stock allocable to any award that has expired, terminated, or been surrendered may again be subject to an award under the PLAN.

  The Committee shall specify at the time of grant whether a given option shall constitute an incentive option or a nonqualified option. The price at which stock may be purchased under an incentive option shall not be less than the greater of the fair market value of the shares of stock on the date of grant or the aggregate par value of the shares of stock on the date the option is granted. In the case of any 10% stockholder, the price at which shares of stock may be purchased under an incentive option shall not be less than 110% of the fair market value of the stock on the date the incentive option is granted. The price at which shares of stock may be purchased under a non-qualified option shall not be less than the greater of the fair market value of the shares of stock on the date the option is granted or the aggregate par value of the shares of stock on the date the option is granted. No option or stock appreciation right shall be exercisable after the expiration of 10 years from the date of the option or stock appreciation right is granted. In the case of a 10% stockholder, no incentive option shall be exercised until after the expiration of 5 years from the date the incentive option is granted. Each option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions of the Committee. However, no option may be exercisable less than 6 months from the date of grant. Payment for shares of stock purchased by the exercise of an option must be made either by cash, certified check, bank draft, postal or express money order, shares of the Company at its fair market value on the date of exercise, an election to make a cashless exercise through a registered broker-dealer if approved in advance by the Committee, an election to have shares of the Company, which otherwise would be issued on exercise, withheld if approved in advance by the Committee, a promissory note, or any other form of payment acceptable to the Committee. Options shall terminate one day less than 3 months after severance of employment of the employee from the Company and all affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability.

  The Committee may issue shares of stock to an eligible employee subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the employee or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance, and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement. No restricted stock award may provide for restrictions continuing beyond 10 years from the date of grant.

  The Committee may award shares of stock without any payment for such shares to designated employees as specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured or for such period as permitted by IRS regulations. The Committee shall establish the maximum number of shares of stock to be issued to a designated employee if the performance goal or goals are met, provided the maximum number of shares which may be issued to any one employee per Plan year is 25,000 shares of stock. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, stock price, Company segment or affiliated sales, market share, earnings per share, return on assets, and/or return on stockholders' equity. Employees eligible for performance stock awards are the senior officers, i.e., vice president, secretary-treasurer, and above, of the Company and its affiliates, and such other employees of the Company and its affiliates as may be designated by the Committee.

  The Board of Directors of the Company may amend, terminate, or suspend the PLAN at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this PLAN under rule 16(b)(3) promulgated under (S) 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of stock that may be issued under this PLAN, ( b) materially modify the requirements as to eligibility for participation under this PLAN, and (c) or otherwise materially increase the benefits accruing to participants under the PLAN shall be made without the approval of the Company's shareholders. Provided, further, however, that to the extent required to maintain the status of any incentive option under the Internal Revenue Code of 1986, as amended, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) increase the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the PLAN and the regulations and administrative provisions under it, or in any outstanding incentive option as in the opinion of counsel of the Company may be necessary or appropriate from time to time to enable any incentive option granted under this PLAN to continue to qualify as an incentive stock option or such other stock option as may be defined under the Internal Revenue Code of 1986 as amended so as to receive preferential federal income tax treatment.

  RECOMMENDATION OF THE BOARD OF DIRECTORS

  THE BOARD OF DIRECTORS  RECOMMENDS A VOTE TO APPROVE THE PLAN.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  The Board has selected Price Waterhouse LLP ("Price Waterhouse") as independent accountants to audit the books, records and accounts of the Company for fiscal year 1998. Price Waterhouse has served as the Company's independent accountants since the inception of the Company, and is therefore familiar with the affairs and financial procedures of the Company. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent accountants.

  Audit and audit related services were performed by Price Waterhouse during the fiscal year ended September 30, 1997 and included the audit of the annual financial statements included in the Company's 1997 Annual Report on Form 10-K.

  A representative of Price Waterhouse is expected to be present at the Annual Meeting to answer questions and will be afforded an opportunity to make any statement he wishes to make regarding the financial statements of the Company.

                   INFORMATION CONCERNING 1999 ANNUAL MEETING

  The 1999 Annual Meeting of Stockholders of the Company is expected to be held on or about February 11, 1999, with the mailing of proxy materials for such meeting to be made on or about January 11, 1999. Under the Company's Bylaws and applicable regulations, if a stockholder intends to submit a nomination for Director or propose any other item of business at the 1999 Annual Meeting of Stockholders, notice of such stockholder notice must be received by the Company at its executive offices by September 8, 1998, or if the 1999 Annual Meeting date is changed by more than 30 days from January 11, 1997, then a reasonable time before proxy materials are prepared and distributed to stockholders. Such notice must provide certain information with respect to the nominee or the proposed item of business to be considered, and information as to the name and address of the stockholder making such proposal and the number of shares held by such stockholder. Additional information about stockholder proposals may be obtained from the Company.

                                 OTHER BUSINESS

  The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

  PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                 By Order of the Board of Directors,

                                 Robert Korman
                                 Secretary

Fort Worth, Texas
Dated January 12, 1998

                                  EXHIBIT "A"



                          BFX HOSPITALITY GROUP, INC.

                          EMPLOYEE STOCK OPTION PLAN

                          BFX HOSPITALITY GROUP, INC.

                          EMPLOYEE STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                      Section
                                                      -------
ARTICLE I - PLAN

          Purpose......................................   1.1
          Effective Date of Plan.......................   1.2

ARTICLE II - DEFINITIONS

          Affiliate....................................   2.1
          Award........................................   2.2
          Board of Directors...........................   2.3
          Code.........................................   2.4
          Committee....................................   2.5
          Company......................................   2.6
          Disinterested Person.........................   2.7
          Employee.....................................   2.8
          Fair Market Value............................   2.9
          Incentive Option.............................  2.10
          Nonqualified Option..........................  2.11
          Option.......................................  2.12
          Option Agreement.............................  2.13
          Outside Director.............................  2.14
          Plan.........................................  2.15
          Plan Year....................................  2.16
          Performance Stock Award......................  2.17
          Restricted Stock.............................  2.18
          Restricted Stock Agreement...................  2.19
          Restricted Stock Award.......................  2.20
          Restricted Stock Purchase Price..............  2.21
          Stock........................................  2.22
          Stock Appreciation Right or SAR..............  2.23
          10% Stockholder..............................  2.24

ARTICLE III - ELIGIBILITY
                                  -i-                                     Page i

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

          Authority to Grant Awards....................   4.1
          Dedicated Shares.............................   4.2
          Non-Transferability..........................   4.3
          Requirements of Law..........................   4.4
          Changes in the Company's Capital Structure...   4.5
          Election Under Section 83(b) of the Code.....   4.6

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

          Type of Option...............................   5.1
          Option Price.................................   5.2
          Duration of Options and SARs.................   5.3
          Amount Exercisable--Incentive Options........   5.4
          Stock Appreciation Rights....................   5.5
          Exercise of Options..........................   5.6
          Exercise on Termination of Employment........   5.7
          Substitution Options.........................   5.8
          No Rights as Stockholder.....................   5.9

ARTICLE VI - RESTRICTED STOCK AWARDS

          Restricted Stock Awards......................   6.1
          Restrictions.................................   6.2
          Stock Certificate............................   6.3
          Rights as Stockholder........................   6.4
          Lapse of Restrictions........................   6.5
          Restriction Period...........................   6.6

ARTICLE VII - PERFORMANCE STOCK AWARDS

ARTICLE VIII - ADMINISTRATION

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

ARTICLE X - MISCELLANEOUS

          No Establishment of a Trust Fund.............  10.1
          No Employment Obligation.....................  10.2
          Forfeiture...................................  10.3
          Tax Withholding..............................  10.4
          Written Agreement............................  10.5
          Indemnification of the Committee and the
               Board of Directors......................  10.6
          Gender.......................................  10.7

                                   -ii-                                  Page ii

          Headings.....................................  10.8
          Other Compensation Plans.....................  10.9
          Other Options or Awards...................... 10.10
          Governing Law................................ 10.11

                                   -iii-                                Page iii

                                   ARTICLE V

                                     PLAN

          5.1 PURPOSE. This Plan is a plan for key employees (including officers and employee directors) of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

          5.2 EFFECTIVE DATE OF PLAN. The Plan is effective ________________, 1997, if within one year of that date it shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan after ___________________, 2007.


                                  ARTICLE VI

                                  DEFINITIONS

          The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

          6.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          6.2  "AWARD" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award and Performance Stock Award.

          6.3  "BOARD OF DIRECTORS" means the board of directors of the Company.

          6.4  "CODE" means the Internal Revenue Code of 1986, as amended.

          6.5 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

          6.6  "COMPANY" means BFX Hospitality Group, Inc.

          6.7 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

          6.8 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Option or a Stock Award is granted.

          6.9 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee.

          6.10 "INCENTIVE OPTION" means an option granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

          6.11 "NONQUALIFIED OPTION" means an option granted under this Plan other than an Incentive Option.

          6.12 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

          6.13 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

          6.14 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

          6.15 "PLAN" means the BFX Hospitality Group, Inc. Employee Stock Option Plan, as set out in this document and as it may be amended from time to time.

          6.16 "PLAN YEAR" means the Company's fiscal year.

          6.17 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an employee if specified predetermined performance goals are satisfied as described in Article VI.

                                      -2-                                 Page 2

          6.18 "RESTRICTED STOCK" means stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

          6.19 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Employee pursuant to which the Employee receives a Stock Award subject to Article VI.

          6.20 "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

          6.21 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

          6.22 "STOCK" means the common stock of the Company, $.05 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

          6.23 "STOCK APPRECIATION RIGHT AND SAR" means the right to receive the difference between the Fair Market Value of a share of stock on the grant date and the Fair Market Value of the share of stock on the exercise date.

          6.24 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.


                                  ARTICLE VII

                                  ELIGIBILITY

          The individuals who shall be eligible to receive Awards shall be those key employees of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive stock, stock options, stock appreciation rights or any award of performance shares under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

                                      -3-                                 Page 3

                                  ARTICLE VII

                     GENERAL PROVISIONS RELATING TO AWARDS

          8.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those key Employees of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Employee shall be as determined by the Committee.

          8.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 200,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to Options or Stock Appreciation Rights which may be issued to any Employee under the Plan during each Plan Year is 25,000 shares. The maximum number of shares subject to Restricted Stock Awards which may be granted to any Employee under the Plan during each Play Year is 25,000 shares. The maximum number of shares subject to Performance Share Awards which may be granted to any Employee during each Plan Year is 25,000 shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

          In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

          8.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Employee's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Employee to that Award.

          8.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with

                                      -4-                                 Page 4
applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

          8.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

          If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised; (b) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the

                                      -5-                                 Page 5

Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

          After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

          In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

          The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

          8.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.


                                  ARTICLE IX

                     OPTIONS AND STOCK APPRECIATION RIGHTS

          9.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given option shall constitute an Incentive Option or a Nonqualified Option.

          9.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.

          The price at which shares of Stock may be purchased under a Nonqualified Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option

                                      -6-                                 Page 6
is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under a Nonqualified Option shall be more than 100% of Fair Market Value.

          9.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of 10 years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

          9.4 AMOUNT EXERCISABLE--INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, provided that no Option may be exercisable within six (6) months of the date of grant. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

          9.5 STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. Stock Appreciation Rights may be issued in tandem with and as part of an Option, or may be issued as a stand-alone Award. If granted as a stand-alone Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

          In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan.

          Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

          9.6 EXERCISE OF OPTIONS. Each option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option

                                      -7-                                 Page 7
is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Stock at its Fair Market Value on the date of exercise, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee), (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or (e) any other form of payment which is acceptable to the Committee, including without limitation payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Employee, at the address specified by the Employee.

          Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

          9.7 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option Agreement, Options shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

          In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

                                      -8-                                 Page 8

          DEATH. If, before the expiration of an Option, the Employee, whether in the employ of the Company or after he has retired or was severed for disability, dies, the Option shall continue until the earlier of the Option's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option Agreement. After the death of the Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option Agreement.

          RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law.

          Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement.

          DISABILITY. If, before the expiration of an Option, the Employee shall be severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

          9.8 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                                      -9-                                 Page 9

          9.9 NO RIGHTS AS STOCKHOLDER. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                                   ARTICLE X

                            RESTRICTED STOCK AWARDS

          10.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an eligible employee subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Employee or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

          10.2 RESTRICTIONS. Restricted Stock shall be subject to the following terms and conditions as determined by the Committee, including without limitation any or all of the following:

               (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

               (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Employee, resell back to the Company at his cost, all or a part of such shares in the event of termination of the holder's employment during any period in which the shares remain subject to restrictions;

               (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

               (d) unless stated otherwise in the Restricted Stock Agreement,
          (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Employee or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

                                      -10-                               Page 10

          10.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Employee receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the BFX Hospitality Group, Inc. Employee Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

          10.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Employee receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than stock in the Company or rights to acquire stock in the Company shall be paid to the Employee currently. Dividends paid in stock in the Company or rights to acquire stock in the Company shall be added to and become a part of the Restricted Stock.

          10.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Employee or to the Employee's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Employee agrees to remit when due any federal and state income and employment taxes required to be withheld.

          10.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond 10 years from the date of grant.


                                   ARTICLE XI

                            PERFORMANCE STOCK AWARDS

          The Committee may award shares of Stock, without any payment for such shares, to designated employees if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated employee if the performance goal or goals are met; provided the

                                      -11-                               Page 11
maximum number of shares which may be issued to any one employee per Plan Year under this Article VII is 25,000 shares of Stock. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

          Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

          The employees eligible for Performance Stock Awards are the senior officers (i.e., Vice President, Secretary, Treasurer, and above) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

          The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.


                                  ARTICLE XII

                                 ADMINISTRATION

          The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

               (a) determine the Employees to whom and the time or times at which Options or Awards will be made,

               (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

                                      -12-                               Page 12

               (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

               (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

               (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

               (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

               (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                                 ARTICLE XIII

                       AMENDMENT OR TERMINATION OF PLAN

          The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                      -13-                               Page 13

                                  ARTICLE XIV

                                 MISCELLANEOUS

          14.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under this Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

          14.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

          14.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the [United States] which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

          The decision of the Committee as to the cause of the Employee's discharge, the damage done to the Company or an Affiliate, and the extent of the Employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

          14.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Employee (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the

                                      -14-                               Page 14
date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

          14.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Employee and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Employee, on behalf of the Company. The Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

          14.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS.
With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

          14.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

          14.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

          14.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

                                      -15-                               Page 15

          14.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Employee the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Employees, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

          14.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.


                                      -16-                               Page 16

P R O X Y
                              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
 BFX HOSPITALITY GROUP, INC.  HELD FEBRUARY 12, 1998

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of BFX Hospitality Group, Inc. (the "Company") to be held on February 12, 1998 and of the Proxy Statement for Annual Meeting of Stockholders in connection therewith, each dated January 12, 1998, (b) appoints Robert H. McLean, Robert Korman and Anthony Hoas as Proxies, or any of them, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote as designated below, all the shares of Common Stock of the Company held of record by the undersigned on December 31, 1997, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

1. For the Election of Directors (Proposed by the Company);
  [_] FOR all nominees listed below (except as marked to the contrary below).
  [_] WITHHOLD AUTHORITY for all nominees listed below.
  Bruno V. D'Agostino, John M. Edgar, and Robert H. McLean
  (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE BELOW.)

  -----------------------------------------------------------------------------
2. Proposal of the Company to approve the adoption of the BFX Hospitality Group, Inc. Employee Stock Option Plan.
                         [_] FOR[_] AGAINST[_] ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

             PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, DATE AND MAIL IN ENCLOSED
                                   ENVELOPE.



P R O X Y
                              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
 BFX HOSPITALITY GROUP, INC.  HELD FEBRUARY 12, 1998

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY, FOR THE ADOPTION OF THE BFX HOSPITALITY GROUP, INC. EMPLOYEE STOCK OPTION PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

                                            DATED: ______________________, 1998

                                            ___________________________________

                                            ___________________________________

                                            Please sign your name above
                                            exactly as it appears on your
                                            stock certificate, date and return
                                            promptly. When signing on behalf
                                            of a corporation, partnership,
                                            estate, trust, or in any
                                            representative capacity, please
                                            sign name and title. For joint
                                            accounts, each joint owner must
                                            sign.